                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         Maverick Restaurant Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           MAVERICK RESTAURANT CORPORATION
                            302 North Rock Road, Suite 200
                                    P.O. Box 2817
                                Wichita, Kansas  67201

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD MAY 24, 1996

    The Annual Meeting of the Stockholders of MAVERICK RESTAURANT CORPORATION (the "Company") will be held at the Company's office, 302 North Rock Road, Wichita, Kansas, in Suite 205, on the 24th day of May 1996, at 10:00 o'clock A.M. (CDT) for the purpose of considering and acting upon the following matters:

    1. To elect four directors to hold office for the ensuing year and until their successors are elected and qualified.

    2. To elect KPMG Peat Marwick LLP as auditors for the Company for the ensuing year.

    3. To transact such other business as may properly come before the meeting or any adjournment.

    The Company's annual report for the year ended January 28, 1996 will have been mailed to all stockholders of record at the close of business on April 26, 1996.

    The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on April 24, 1996 will be entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors
                                       Linn F. Hohl, Secretary

Wichita, Kansas
April 24, 1996

    You are cordially invited to come early so that you may meet informally with management and Board nominees. The meeting room will be open from 9:30 o'clock A.M. until the meeting time at 10:00 o'clock A.M.

                                      IMPORTANT

    IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED REGARDLESS OF THE NUMBER OF SHARES OWNED.

                           MAVERICK RESTAURANT CORPORATION
                            302 North Rock Road, Suite 200
                                    P.O. Box 2817
                                Wichita, Kansas  67201

                                      ----------

                 The approximate mailing date of this Proxy Statement
                                  is April 26, 1996

                                     ----------

                                   PROXY STATEMENT
                          FOR ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 24, 1996

    The accompanying proxy is furnished by Maverick Restaurant Corporation (the "Company") in connection with the solicitation by the Board of Directors and may be revoked by the stockholder at any time before it is voted by giving a written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by personal withdrawal of the proxy prior to or at the meeting. The expense of this solicitation is to be borne by the Company and the Company will reimburse persons holding stock in their name or in the names of their nominees, for their expenses in sending proxies and proxy materials to their principals.

    The Company has issued and outstanding 6,081,458 shares of common stock, par value $0.01 per share, as of April 24, 1996, the date the stockholders of record entitled to vote at the meeting was determined (the "Record Date"). Each share of common stock entitles the holder thereof to one vote. Nevertheless, each stockholder has cumulative rights in electing directors, which means that he has the right to accumulate his votes and give one candidate the number of votes to which his shares are entitled multiplied by the number of directors to be elected, or to distribute his votes on the same principle among as many candidates as he chooses. Cumulative voting rights may be exercised in the same manner as other voting rights, i.e., by proxy or in person. To exercise the right, the stockholder should clearly indicate on the proxy card or upon a sheet of paper how his votes should be distributed.


                           PRINCIPAL HOLDERS OF SECURITIES

    The following table sets forth certain information with regard to the beneficial ownership of Common Stock as of March 6, 1996 by (i) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of common stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.

                                     Amount and
                                     Nature of
                                     Beneficial               Percent of
    Name and Address (1)             Ownership                   Class
    ---------------------            ----------               ----------
    Chris F. Hotze                    473,917 (2)                7.8%

    Linn F. Hohl                      199,575 (3)                3.3%

    Andres Mouland                    313,056 (4)                5.1%

    C. Howard Wilkins, Jr.          1,493,825                   24.6%

    All officers and directors
    as a group (four persons)       2,480,373 (5)               40.8%

    Jack W. Kelley
    3200 Bank IV Center
    Tulsa, OK  74119                  658,975 (6)               10.8%

    Starwood Investments, L.P.
    1313 North Webb Road
    Wichita, KS  67206               1,060,222                  17.4%

    Tom Devlin
    1313 North Webb Road
    Wichita, KS  67206                 361,111                   5.9%

- ---------------------------

(1) The business address of all officers and directors is 302 North Rock Road, Suite 200, Wichita, Kansas 67206.

(2) Includes 16,000 shares owned by Mr. Hotze's minor children and 55,000 stock options which are fully vested and exercisable.

(3) Includes 42,000 stock options which are fully vested and exercisable.

(4) Includes 8,000 shares owned by Mr. Mouland's minor children and 45,000 stock options which are fully vested and exercisable.

(5) Includes 142,000 shares subject to stock options which are fully vested and exercisable.

(6) Held in a revocable trust of which Mr. Kelley is a trustee and beneficiary.

                                ELECTION OF DIRECTORS

    All directors of the Company are elected for a term of one year and hold office until the annual meeting of the stockholders. The officers of the Company are elected at the Board of Directors' first meeting following the annual meeting of the stockholders. Such officers hold office until their successors are chosen and qualified or until their death, resignation or removal.

    All executive officers of the Company currently serve on the Board of Directors. The terms of office for all Board members expire at the 1996 Annual Meeting of Stockholders. The following individuals have been nominated for re-election to the Board to serve until the Annual Meeting of Stockholders in 1997.

                                                                            Year Became
Name                   Age  Position(s)                                       Director
- ----                   ---  ----------                                      -----------
Chris F. Hotze         49   Chairman of the Board, President and Director       1982

Linn F. Hohl           56   Vice President of Finance, Secretary,
                            Treasurer and Director                              1982

Andres Mouland         45   Vice President of Operations and Director           1989

C. Howard Wilkins, Jr. 58   Director                                            1994

    CHRIS F. HOTZE has been President and Director of the Company since the Company's inception in 1982. Mr. Hotze became Chairman of the Board in 1989.
He began his career in the restaurant business in 1965 as an employee of Pizza Hut, Inc., where he held various management positions including Corporate Director of Training. In 1972, he joined Pizza Corporation of America as Regional Vice President. In 1975, he joined Maverick Development Corporation ("MDC") which managed sixteen Pizza Hut restaurants in Massachusetts and South Carolina and served as its President until October of 1983. Mr. Hotze is also a Director of Texas Pizza Corporation, a privately held company which owns and operates Pizza Hut restaurants. Mr. Hotze received a Bachelor's Degree in Business Administration from Wichita State University in 1970.

    LINN F. HOHL has been Vice President of Finance, Treasurer and Assistant Secretary of the Company since the Company's inception in 1982, a Director since 1986 and Secretary of the Company since 1992. Mr. Hohl was employed as a Certified Public Accountant by KPMG Peat Marwick LLP, from 1962 to 1972. In 1972, he joined Pizza Corporation of America as Assistant Controller. From 1975 to 1981, Mr. Hohl served as a personal accountant for Mr. C. Howard Wilkins, Jr. and was an officer and director in several different corporations in which Mr. Wilkins was involved. From 1981 to 1983, he also served as Treasurer of MDC.
Mr. Hohl received his Bachelor's Degree in Business Administration from Wichita State University in 1962.

    ANDRES MOULAND has been Vice President of Operations since the Company's inception in 1982. Mr. Mouland was elected to the Board of Directors in 1989. Mr. Mouland began his career in the restaurant business in 1968 as an employee of Bevis Enterprises, a Pizza Hut franchisee. In 1972, he joined Pizza Corporation of America where he held various management positions. In 1975, he joined MDC and served as its Director of Operations until September of 1980, when he joined the Company.

    C. HOWARD WILKINS, JR. has most recently served on the Board of Directors since May 1994. Mr. Wilkins founded the Company in 1982 and served as Chairman of the Board until 1989 when he resigned in order to become Ambassador to the Netherlands. Mr. Wilkins served as Ambassador to the Netherlands until 1992. Mr. Wilkins was the founder, President and Chairman of the Board of Pizza Corporation of America, a publicly held company traded on the American Stock Exchange and the largest Pizza Hut franchisee with 270 restaurants, until 1975 when Pizza Corporation of America merged with Pizza Hut, Inc. Mr. Wilkins' private investments include Pizza Hut restaurants located in Texas and New Mexico and several other specialty restaurants. Mr. Wilkins is a stockholder and a member of the Board of Directors of U.S. Filter Corporation, a public company involved in comprehensive water treatment solutions. Mr. Wilkins received his Bachelor's Degree from Yale University in 1960.

    No family relationships exist between or among the directors or officers of the Company.

    THE BOARD HAS UNANIMOUSLY APPROVED THE ABOVE-NAMED NOMINEES FOR DIRECTOR AND RECOMMENDS A VOTE "FOR" THEIR ELECTION.

                                EXECUTIVE COMPENSATION

    The following table sets forth the cash compensation paid or accrued during the fiscal years ended January 28, 1996, and January 31, 1995 and 1994 to the Company's Chief Executive Officer and the highest paid executive officers of the Company whose annual cash compensation exceeds $100,000.

                              SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION
                               -----------------------
                                                            Other
                                                           Annual    All Other
Name and Principal Position  Year   Salary    Bonus   Compensation  Compensation
- ---------------------------  ----   ------   -------  ------------  ------------
Chris F. Hotze              1996  $ 9,000(1)  $   -     $    -      $    -
   President and Chairman   1995    9,000(1)      -          -           -
   of the Board             1994   59,620         -          -           -


Andres Mouland              1996   97,116     10,000    $    -      $    -
   Vice President of        1995   96,600          -         -           -
   of Operations            1994   90,600     10,000         -           -

Linn F. Hohl                1996   90,543     10,000    $    -      $    -
   Vice President of        1995   90,000          -         -           -
   Finance                  1994   84,000     10,000         -           -

- ---------------------------

(1) Paid by a corporation owned by C. Howard Wilkins, Jr., a director and the majority stockholder of the Company. Mr. Hotze did not devote his full time to the Company during the time periods indicated and this amount represents the value of his services rendered to the Company.

OPTION GRANTS IN FISCAL YEAR 1996

    During the fiscal year ended January 28, 1996, the Company did not grant stock options to the executive officers named in the Summary Compensation Table.


AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996

    The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning each exercise of stock options during the fiscal year ended January 28, 1996 and the value of unexercised stock options at January 28, 1996.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES

                                  Number of Securities
                                            Underlying    Value of Unexercised
                  Shares           Unexercised Options In-the-Money Options at
                Acquired           at January 28, 1996        January 28, 1996
                      on     Value        Exercisable/            Exercisable/
Name            Exercise  Realized       Unexercisable        Unexercisable(1)
- ----            --------  -------- ------------------- -----------------------
Chris F. Hotze
  President
  and Chairman       ---       ---             70,000/                $19,900/
  of the Board                                     ---                     ---


Andres Mouland
  Vice
  President          ---       ---             55,000/                $17,100/
  of Operations                                    ---                     ---


Linn F. Hohl
  Vice
  President          ---       ---             50,500/                $16,260/
  of Finance                                       ---                     ---

- --------------------

(1) Value realized is the spread between the market price of the underlying common stock on January 28, 1996 minus the exercise price. Value has been computed based on $.75 per share, the average of the bid and ask price of the Company's common stock on January 28, 1996.

                                   DIRECTORS' FEES

    Each member of the Board of Directors, other than those who are employees of the Company, is entitled to receive $500 for each meeting he attends, plus reimbursement for expenses incurred in connection with his attendance at such meeting.


                             ATTENDANCE AT BOARD MEETINGS

    During the fiscal year ended January 28, 1996, the Board of Directors held one meeting and acted by unanimous written consent to action one time. All directors attended this board meeting.


                                      COMMITTEES

    The Company has no Executive, Audit, Compensation or Nominating Committees.


                         COMPLIANCE WITH SECTION 16(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended January 31, 1996, all officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements except for Mr. Kelley who failed to file Form 4 reports covering an aggregate of five transactions. Mr. Kelley has subsequently reported these transactions by filing a Form 5.


                                 ELECTION OF AUDITORS

    The stockholders are being asked to elect KPMG Peat Marwick LLP, Independent Certified Public Accountants, as auditors for the Company for the fiscal year ending January 26, 1997.

    The audit for the Company for the year ended January 28, 1996, was conducted by KPMG Peat Marwick LLP. A representative of such firm is expected to be present to answer appropriate questions, but does not intend to make a statement.

    THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF KPMG PEAT MARWICK LLP AS AUDITORS FOR THE COMPANY FOR THE 1997 FISCAL YEAR.


                                    VOTE REQUIRED

    The four nominees for election as directors at the Annual Meeting of Stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Company's common stock, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the majority of the total votes cast in person or by proxy at the Annual Meeting of Stockholders is necessary to elect KPMG Peat Marwick LLP as auditors for the Company.

    Under Kansas Law and the Company's Articles of Incorporation and By-laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of the second proposal, and the total number of votes cast "for" a matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote "against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.


                             MANNER IN WHICH THE PROXIES
                                    WILL BE VOTED

    The Company proposes to vote management proxies and all unmarked proxies for the election of each of the four nominees to the Board, each to hold office until the next annual meeting and until his successor is elected and has qualified. In the event that any nominee is not available to serve as a director at the time of election, which the Company has no reason to anticipate, proxies may be voted for such substitute nominee as the Company may propose.

    The Company further proposes to vote management proxies and all unmarked proxies for the election of KPMG Peat Marwick LLP, as auditors for the ensuing fiscal year. All members of the Board of Directors intend to vote in favor of this proposal.

    The Board knows of no other matter to be presented at the meeting.
However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matters. Stockholders who do not expect to attend in person are urged to execute and return the enclosed form of proxy. Moreover, it is important that the proxies be returned promptly.

                              PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders to be presented at the Company's 1997 annual meeting must be received by the Company's executive office no later than December 15, 1996 for inclusion in the Proxy Statement.

                                       By Order of the Board of Directors
                                       Linn F. Hohl, Secretary

Wichita, Kansas
April 24, 1996

MAVERICK RESTAURANT CORPORATION
302 NORTH ROCK ROAD, SUITE 200              PROXY
P.O. BOX 2817                               THIS PROXY IS SOLICITED ON
WICHITA, KANSAS 67201                       BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Chris F. Hotze and Linn F. Hohl as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Maverick Restaurant Corporation, as held of record by the undersigned on April 24, 1996, at the annual meeting of stockholders to be held on May 24, 1996, or any adjournment thereof.

1. ELECTION OF DIRECTORS [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY to vote
                             listed below            for all nominees listed
                             (except as marked to    below
                             the contrary below)

Chris F. Hotze, Linn F. Hohl, Andres Mouland, C. Howard Wilkins, Jr. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)



- --------------------------------------------------------------------------------


2. PROPOSAL to elect KPMG Peat Marwick LLP as the independent certified public accountants of the corporation.

         [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                              (Continued on other side)

The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                       Please sign exactly as name appears
                                       below.  When shares are held by joint
                                       tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                       If a corporation, please sign in full
                                       corporate name by President or other
                                       authorized officer.  If a partnership,
                                       please sign in partnership name by
                                       authorized person.

                                       Dated:                 , 1996
                                              ----------------
                                       Signature
                                                 ------------------------------

                                       ----------------------------------------
                                              Signature, if held jointly

     Please mark, sign, date and return this proxy promptly by using the enclosed envelope.